UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2006 (January 11, 2006)

Behringer Harvard REIT I, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1605
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” and “us”) hereby amends our Current Report on Form 8-K filed on January 17, 2006 to provide the required financial statements relating to our acquisition of a single-story office building in Cherry Hill, New Jersey (“Woodcrest Center”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Woodcrest Center that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01    Financial Statements and Exhibits.
Page

(a)	Financial Statements of Businesses Acquired.

	Independent Auditors’ Report	3

	Statements of Revenues and Certain Operating Expenses for the Nine Months Ended September 30, 2005 (Unaudited) and For the Year Ended December 31, 2004	4

	Notes to the Statements of Revenues and Certain Operating Expenses	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information	7

	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2005	8

	Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2005	9

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004	10

	Unaudited Notes to Pro Forma Consolidated Financial Statements	11

(c)	Shell Company Transactions.

	Not applicable.

(d)	Exhibits.

	None.

Independent Auditors’ Report

To the Board of Directors and Stockholders of
Behringer Harvard REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”) of Woodcrest Center located in Cherry Hill, New Jersey (the “Property”) for the year ended December 31, 2004. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Behringer Harvard REIT I, Inc.) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the Historical Summary presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Dallas, Texas
January 25, 2006

Woodcrest Center
Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

	Nine Months
	Ended	Year Ended
	September 30,	December 31,
	2005	2004
	(unaudited)
Revenues:
Rental revenue	$3,480,433	$1,379,904
Tenant reimbursement income	772,464	321,390

Total revenues	4,252,897	1,701,294

Certain operating expenses:
Property operating expenses	1,284,847	833,830
Property management fees	64,219	39,609
General and administrative expenses	54,789	36,385
Real estate taxes	285,238	287,239

Total certain operating expenses	1,689,093	1,197,063

Revenues in excess of certain operating expenses	$2,563,804	$504,231

See accompanying notes to statements of revenues and certain operating expenses.

Woodcrest Center
Notes to the Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2005 (Unaudited) and
For the Year Ended December 31, 2004

1.    Basis of Presentation

On January 11, 2006, Behringer Harvard REIT I, Inc. (the “Company”) acquired a single-story office building containing approximately 333,275 (unaudited) rentable square feet located on approximately 33 acres (unaudited) of land in Cherry Hill, New Jersey (“Woodcrest Center”).

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. These Historical Summaries include the historical revenues and certain operating expenses of Woodcrest Center, exclusive of items which may not be comparable to the proposed future operations of Woodcrest Center.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2005 included in this report are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year. The property was undergoing renovation during 2003 and into 2004 and had no rental revenue during this time. In July 2004, the first tenant moved into the newly-renovated building.

2.    Principles of Reporting and Use of Estimates

The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results may differ from those estimates.

3.    Significant Accounting Policies

Revenue Recognition

Woodcrest Center’s operations consist of rental income earned from its tenants under lease agreements which generally provide for minimum rent payments. All leases have been accounted for as operating leases. Rental income is recognized by amortizing the aggregate lease payments on the straight-line basis over the entire terms of the leases, including the effect of any rent holidays, which amounted to an increase in rental income of approximately $1,776,000 (unaudited) for the nine months ended September 30, 2005, and an increase in rental income of approximately $385,000 for the year ended December 31, 2004.

4.    Leases

The aggregate annual minimum future rental income on the non-cancelable operating leases held in effect as of December 31, 2004 for the next five years are as follows:

Year Ending December 31:
2005	$4,302,164
2006	4,302,164
2007	4,302,164
2008	4,302,164
2009	4,302,164

Minimum future rental income represents the base rent required to be paid under the terms of the leases exclusive of charges for contingent rents, electrical services, real estate taxes, and operating cost escalations.

5.    Concentrations

The following presents rental income (base rent) from the tenant who individually represents more than 10% of Woodcrest Center’s rental revenues for the year ended December 31, 2004 and the nine months ended September 30, 2005:

		Nine Months ended
	Year ended	September 30, 2005
	December 31, 2004	(unaudited)
Towers, Perrin, Forster & Crosby, Inc.	$1,379,904	$3,226,623

*****

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Financial Information

On January 11, 2006, we acquired a single-story office building containing approximately 333,275 rentable square feet located on approximately 33 acres of land in Cherry Hill, New Jersey (“Woodcrest Center”), through our acquisition of Woodcrest Road Associates, L.P., and Woodcrest Road Urban Renewal, LLC through Behringer Harvard Woodcrest I, LLC (“BH I”), which acquired the 1% general partnership interest in Woodcrest Road Associates, L.P., Behringer Harvard Woodcrest II, LLC (“BH II”), which acquired the 99% limited partnership interest, and Behringer Harvard Woodcrest III, LLC (“BH III”), which acquired 100% of the membership interests in Woodcrest Road Urban Renewal, LLC. BH I, BH II, and BH III are all wholly-owned subsidiaries of Behringer Harvard Woodcrest Holdings, LLC, a wholly-owned subsidiary of Behringer Harvard Operating Partnership I LP, our operating partnership. The total contract purchase price of Woodcrest Center, exclusive of closing costs and initial escrows, was $70,000,000. We used borrowings of $50,400,000 under a loan agreement (the “Woodcrest Center Loan Agreement”) with Citigroup Global Markets Realty Corp. (the “Woodcrest Center Lender”) to pay a portion of such contract purchase price and paid the remaining amount from proceeds of our offering of common stock to the public.

In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
as of September 30, 2005

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired Woodcrest Center as of September 30, 2005. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statements of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2005, nor does it purport to represent our future financial position.

		Prior Acquisitions
	September 30, 2005	Pro Forma	Pro Forma
	as Reported	Adjustments	Adjustments			Pro Forma
	(a)	(b)	(c)			September 30, 2005
Assets
Real estate
Land	$67,797,289	$76,380,000	$6,000,000			$150,177,289
Buildings, net	275,012,202	93,139,193	49,976,553			418,127,948
Total real estate	342,809,491	169,519,193	55,976,553			568,305,237

Cash and cash equivalents	255,462,675	(185,443,210)	(30,137,485)			39,881,980
Restricted cash	28,308,939	-	7,735,495			36,044,434
Accounts receivable	3,269,485	78,459	-			3,347,944
Prepaid expenses and other assets	888,527	146,282	17,651			1,052,460
Loan deposits	1,863,500	-	-			1,863,500
Escrow deposits	2,000,000	(2,000,000)	-			-
Investments in tenant-in-common interests	143,446,152	-	-			143,446,152
Deferred financing fees, net of accumulated
amortization of $397,674	4,774,811	-	639,585	(d	)	5,414,396
Lease intangibles, net	58,225,484	25,074,084	19,876,512			103,176,080
Total assets	$841,049,064	$7,374,808	$54,108,311			$902,532,183

Liabilities and stockholders' equity

Liabilities
Mortgages payable	$353,715,391	$-	$50,400,000			$404,115,391
Accounts payable	252,378	-	-			252,378
Payables to affiliates	1,815,021	-	-			1,815,021
Acquired below market leases, net	6,263,510	5,386,094	3,423,967			15,073,571
Dividends payable	2,755,498	-	-			2,755,498
Accrued liabilities	5,953,003	1,988,714	284,344			8,226,061
Subscriptions for common stock	1,622,261	-	-			1,622,261
Total liabilities	372,377,062	7,374,808	54,108,311			433,860,181

Commitments and contingencies

Minority interest	3,500,014	-	-			3,500,014

Stockholders' equity
Preferred stock, $.0001 par value per share;
50,000,000 shares authorized, none outstanding	-	-	-			-
Common stock, $.0001 par value per share;
350,000,000 shares authorized, 55,199,819
shares issued and outstanding	5,520	-	-			5,520
Additional paid-in capital	488,416,433	-	-			488,416,433
Stock dividend to be distributed	49,468,065	-	-			49,468,065
Cumulative distributions and net loss	(72,718,030)	-	-			(72,718,030)
Total stockholders' equity	465,171,988	-	-			465,171,988
Total liabilities and stockholders' equity	$841,049,064	$7,374,808	$54,108,311			$902,532,183

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Woodcrest Center on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2005. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Nine months	Prior Acquisitions	Statement of
	ended September 30, 2005	Pro Forma	Revenues and			Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma		Nine months ended
	(a)	(b)	(c)	Adjustments		September 30, 2005

Rental revenue	$16,469,388	$32,937,030	$4,252,897	$366,854	(d)	$54,026,169

Expenses
Property operating expense	3,301,675	6,040,666	1,284,847	-		10,627,188
Interest	8,123,378	6,391,606	-	1,970,420	(e)	16,485,404
Rate lock extension recoveries, net	(525,000)	-	-	-		(525,000)
Real estate taxes	2,104,764	3,948,479	285,238	-		6,338,481
Property management fees	872,260	954,463	64,219	(64,219)	(f)	1,954,310
				127,587	(g)
Asset management fees	1,088,740	1,899,590	-	315,000	(h)	3,303,330
General and administrative	805,547	814,010	54,789	-		1,674,346
Depreciation and amortization	7,918,247	15,586,967	-	3,520,713	(i)	27,025,927
Total expenses	23,689,611	35,635,781	1,689,093	5,869,501		66,883,986

Interest income	1,443,572	(164,574)	-	-		1,278,998

Equity in earnings of investments
in tenant-in-common interests	2,442,089	(35,049)	-	-		2,407,040

Net income (loss)	$(3,334,562)	$(2,898,374)	$2,563,804	$(5,502,647)		$(9,171,779)

Basic and diluted weighted
average shares outstanding	29,541,994			18,882,777	(j)	48,424,771

Basic and diluted loss per share	$(0.11)					$(0.19)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired Woodcrest Center on January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Year ended		Prior Acquisitions	Statement of
	December 31, 2004		Pro Forma	Revenues and			Pro Forma
	as Reported		Adjustments	Certain Expenses	Pro Forma		Year ended
	(a)		(b)	(c)	Adjustments		December 31, 2004

Rental revenue	$129,981		$63,345,478	$1,701,294	$489,138	(d)	$65,665,891

Expenses
Property operating expense	1,959		11,533,449	833,830	-		12,369,238
Interest	1,689,994		17,684,886	-	2,627,227	(e)	22,002,107
Rate lock extension expense	525,000		-	-	-		525,000
Real estate taxes	19,967		7,534,288	287,239	-		7,841,494
Property management fees	205,515		2,248,941	39,609	(39,609)	(f)	2,505,495
					51,039	(g)
Asset management fees	89,596		3,835,902	-	420,000	(h)	4,345,498
Organization expense	217,897		-	-	-		217,897
General and administrative	711,603		1,638,049	36,385	-		2,386,037
Depreciation and amortization	-		30,659,017	-	4,694,284	(i)	35,353,301
Total expenses	3,461,531		75,134,532	1,197,063	7,752,941		87,546,067

Interest income	389,737		(389,737)	-	-		-

Equity in earnings of investments
in tenant-in-common interests	1,402,847		1,482,994	-	-		2,885,841

Net income (loss)	$(1,538,966)		$(10,695,797)	$504,231	$(7,263,803)		$(18,994,335)

Basic and diluted weighted
average shares outstanding	5,894,567	(k)			42,484,210	(j)	48,378,777

Basic and diluted loss per share	$(0.26)						$(0.39)

See accompanying unaudited notes to pro forma consolidated financial statements.

Behringer Harvard REIT I, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of September 30, 2005.

b.	Reflects the acquisitions of Riverview Tower on October 5, 2005 and G Street Property on November 15, 2005.

c.
Reflects the acquisition of Woodcrest Center for $80,537,485, inclusive of closing costs. The acquisition was funded with $30,137,485 of cash on hand and $50,400,000 of debt. We allocated our purchase price to the assets and liabilities below and estimated the remaining useful lives of the tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$6,000,000	-
Building	49,976,553	25 years
Below market leases	(3,423,967)	7.0 years
Tenant improvements, leasing commissions
& legal fees	14,997,818	7.0 years
In-place leases	2,454,787	7.0 years
Tenant relationships	2,423,907	12.0 years
Restricted cash	7,735,495	-
Deferred financing fees	639,585	-
Prepaid expenses and other assets	17,651	-
Prepaid rent	(263,420)	-
Other accruals	(20,924)	-
	$80,537,485

We allocated the purchase price to the above tangible and identified intangible assets based on their relative fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases include an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles is amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

d.	Reflects financing costs incurred in connection with obtaining the debt.

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended
September 30, 2005

a.	Reflects our historical operations for the nine months ended September 30, 2005.

b.	Reflects the combined Pro Forma results for the following properties:

Property	Acquisition Date
Ashford Perimeter	January 6, 2005
Alamo Plaza	February 24, 2005
Utah Avenue Building	April 21, 2005
Lawson Commons	June 10, 2005
Downtown Plaza	June 14, 2005
Western Office Portfolio	July 20, 2005
Buena Vista Plaza	July 28, 2005
One Financial Plaza	August 2, 2005
Riverview Tower	October 5, 2005
G Street Property	November 15, 2005

c.	Reflects the historical revenues and certain expenses of Woodcrest Center.

d.
Reflects the pro forma amortization, for the nine months ended September 30, 2005, of the below market lease values which have an approximate 84 month life based on the remaining non-cancelable terms of the leases.

e.
Represents interest expense associated with the $50,400,000 of long-term debt obtained in connection with the purchase of Woodcrest Center and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.08585% per annum, and requires initial monthly payments of interest only through January 2011, with monthly payments of $273,209 required beginning February 2011 and continuing through December 11, 2015, with any remaining balance payable at the maturity date, January 11, 2016. The deferred financing costs in the amount of $639,585 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property management fees for Woodcrest Center.

g.
Reflects the property management fees associated with the current management of Woodcrest Center. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with Woodcrest Center. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of Woodcrest Center using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$49,976,553	25 years
Real estate intangibles(1)	14,028,638	7.0 years
Tenant relationships	2,423,907	12.0 years

______________________
(1) Included in real estate intangibles is $3,423,967 of below market lease value, which is amortized to rental income. See Note d.

j.
Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
Cash needed to acquire Downtown Plaza	7,082,146
Cash needed to acquire Western Office Portfolio	32,573,596
Cash needed to acquire Buena Vista Plaza	16,265,590
Cash needed to acquire One Financial Plaza	21,218,422
Cash needed to acquire Riverview Tower	42,332,291
Cash needed to acquire G Street Property	145,110,919
Cash needed to acquire Woodcrest Center	30,137,485
	$430,571,117

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the properties listed above	48,378,777
Plus weighted average of common stock actually outstanding
for the nine months ended September 30, 2005 in excess of 48,378,777	45,994
Less historical weighted average of common stock outstanding
at September 30, 2005	(29,541,994)
	18,882,777
________________
(1)   Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.

b.	Reflects the combined Pro Forma results for the following properties:

Property	Acquisition Date
Enclave on the Lake	April 12, 2004
St. Louis Place	June 30, 2004
Colorado Property	August 10, 2004
Travis Tower	October 1, 2004
Cyprus Building	December 16, 2004
Pratt Building	December 17, 2004
Ashford Perimeter	January 6, 2005
Alamo Plaza	February 24, 2005
Utah Avenue Building	April 21, 2005
Lawson Commons	June 10, 2005
Downtown Plaza	June 14, 2005
Western Office Portfolio	July 20, 2005
Buena Vista Plaza	July 28, 2005
One Financial Plaza	August 2, 2005
Riverview Tower	October 5, 2005
G Street Property	November 15, 2005

c.	Reflects the historical revenues and certain expenses of Woodcrest Center.

d.
Reflects the pro forma amortization, for the year ended December 31, 2004, of the below market lease values which have an approximate 84 month life based on the remaining non-cancelable terms of the leases.

e.	Represents interest expense associated with the $50,400,000 of long-term debt obtained in connection with the purchase of Woodcrest Center and the amortization of the deferred financing costs. The long-term debt bears interest at a fixed rate of 5.08585% per annum, and requires initial monthly payments of interest only through January 2011, with monthly payments of $273,209 required beginning February 2011 and continuing through December 11, 2015, with any remaining balance payable at the maturity date, January 11, 2016. The deferred financing costs in the amount of $639,585 are amortized over the term of the related debt using a method which approximates the effective interest rate method.

f.	Reflects the reversal of historical property management fees for Woodcrest Center.

g.	Reflects the property management fees associated with the current management of Woodcrest Center. The property is managed by HPT Management Services LP, our affiliate, for a fee of 3% of annual gross revenues, as defined in the property management agreement.

h.	Reflects the asset management fees associated with Woodcrest Center. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.6% of the asset value.

i.	Reflects the depreciation and amortization of Woodcrest Center using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$49,976,553	25 years
Real estate intangibles(1)	14,028,638	7.0 years
Tenant relationships	2,423,907	12.0 years

__________________
(1) Included in real estate intangibles is $3,423,967 of below market lease value, which is amortized to rental income. See Note d.

j.
Reflects the adjustment to the historical weighted average number of shares of common stock outstanding to reflect the acceptance of shares needed to provide for the cash purchase price of each of our 2004 and 2005 property investments. The adjustment is computed as follows:

Cash needed to acquire Enclave on the Lake	$3,370,261
Cash needed to acquire St. Louis Place	5,025,865
Cash needed to acquire the Colorado Property	17,965,073
Cash needed to acquire Travis Tower	12,758,333
Cash needed to acquire the Pratt Building	12,843,584
Cash needed to acquire the Cyprus Building	20,645,160
Cash needed to acquire the Ashford Perimeter	18,676,064
Cash needed to acquire the Alamo Plaza	4,834,715
Cash needed to acquire the Utah Avenue Building	9,879,429
Cash needed to acquire Lawson Commons	29,852,184
Cash needed to acquire Downtown Plaza	7,082,146
Cash needed to acquire Western Office Portfolio	32,573,596
Cash needed to acquire Buena Vista Plaza	16,265,590
Cash needed to acquire One Financial Plaza	21,218,422
Cash needed to acquire Riverview Tower	42,332,291
Cash needed to acquire G Street Property	145,110,919
Cash needed to acquire Woodcrest Center	30,137,485
	$430,571,117

Net cash received from each share of common stock issued	$8.90	(1)

Common stock needed to purchase the properties listed above	48,378,777
Less historical weighted average of common stock outstanding
for the year ended December 31, 2004	(5,894,567)
	42,484,210
________________
(1)   Net cash received per share of common stock issued is computed as $10 gross proceeds per share less $0.70 commissions per share, $0.20 broker dealer fees per share and $0.20 organization and offering costs per share.

k.
On May 11, 2005, our Board of Directors declared a special 10% stock dividend for holders on record as of September 30, 2005. The weighted average shares as of December 31, 2004 reflect this adjustment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: January 27, 2006	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer